Exhibit 10.10

GUARANTY

GUARANTY, dated as of April 25, 2007 made by each of the undersigned (each a "Guarantor", and collectively, the "Guarantors"), in favor of ROCKMORE INVESTMENT MASTER FUND LTD., a Bermuda exempted company, in its capacity as collateral agent (in such capacity, the "Collateral Agent") for the "Purchasers" (as defined below) party to the Securities Purchase Agreement, dated as of even date herewith (as amended, restated or otherwise modified from time to time, the "Securities Purchase Agreement").

W I T N E S S E T H :

WHEREAS, Carrington Laboratories, Inc., a Texas corporation (the "Company"), and each party listed as a "Purchaser" on the Schedule of Purchasers attached thereto (together with their respective successors and assigns, each a "Purchaser", and collectively, the "Purchasers") are parties to the Securities Purchase Agreement;

WHEREAS, the Securities Purchase Agreement requires that the Guarantors execute and deliver to the Collateral Agent, (i) a guaranty guaranteeing all of the obligations of the Company under the Securities Purchase Agreement, the Debentures (as defined below and the "Transaction Documents" (as defined in the Securities Purchase Agreement, and all such documents as amended, restated or otherwise modified from time to time, the "Transaction Documents"); and (ii) a Security Agreement dated the date hereof granting the Collateral Agent a lien in all of their personal property subject to certain exclusions (as amended, restated or otherwise modified from time to time, (the "Security Agreement"); and

WHEREAS, each Guarantor has determined that the execution, delivery and performance of this Guaranty directly benefits, and is in the best interest of, such Guarantor;

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Purchasers to perform under the Securities Purchase Agreement, each Guarantor hereby agrees with Collateral Agent and each Purchaser as follows:

SECTION 1.      Definitions. Reference is hereby made to the Securities Purchase Agreement and the "Debentures" (as defined therein) from time to time issued pursuant thereto (as such Debentures may be amended, restated, replaced or otherwise modified from time to time in accordance with the terms thereof, collectively, the "Debentures") for a statement of the terms thereof. All terms used in this Guaranty, which are defined in the Securities Purchase Agreement or the Debentures and not otherwise defined herein, shall have the same meanings herein as set forth therein. In the event of any conflict between the Securities Purchase Agreement and the Debentures as to the definition of any terms, the Securities Purchase Agreement definitions shall apply.

SECTION 2.      Guaranty. The Guarantors, jointly and severally, hereby unconditionally and irrevocably, guaranty the punctual payment, as and when due and payable, by stated maturity or otherwise, of all Obligations (as defined in the Security Agreement) including, without limitation, all Obligations of the Company from time to time owing by it in respect of or under the Securities Purchase Agreement, the Debentures and the other Transaction Documents, including, without limitation, all interest that accrues after the commencement of any Insolvency Proceeding (as defined in the Security Agreement) of the Company or any Guarantor, whether or not the payment of such interest is unenforceable or is not allowable due to the existence of such Insolvency Proceeding, and all fees, commissions, expense reimbursements, indemnifications and all other amounts due or to become due under any of the Transaction Documents, including without limitation, attorney's fees and expenses of Collateral Agent (such obligations, to the extent not paid by the Company, being the "Guaranteed Obligations"), and the Guarantors, jointly and severally, agree to pay any and all expenses (including reasonable counsel fees and expenses) reasonably incurred by the Collateral Agent in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, each Guarantor's liability hereunder shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Company to the Collateral Agent and/or Purchaser(s) under the Securities Purchase Agreement and the Debentures but for the fact that they are unenforceable or not allowable due to the existence of an Insolvency Proceeding involving any Guarantor or the Company (each, a "Transaction Party").

SECTION 3.      Guaranty Absolute; Continuing Guaranty; Assignments.

(a)      The Guarantors, jointly and severally, guaranty that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Transaction Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Collateral Agent with respect thereto. The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against any Guarantor to enforce such obligations, irrespective of whether any action is brought against any Transaction Party or whether any Transaction Party is joined in any such action or actions. This Guaranty is a guaranty of payment and performance and not collection only. The liability of any Guarantor under this Guaranty shall be irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance whatsoever (other than the indefeasible payment in full and the complete performance of all of the Obligations) which may constitute a defense or a legal or equitable discharge (whether in whole or in part) of a guarantor or surety, whether foreseen or unforeseen and whether similar or dissimilar to any circumstance described in this Guaranty. Without limiting the foregoing, each Guarantor hereby irrevocably waives, to the extent permitted by law, any defenses it may now or hereafter have in any way relating to, any or all of the following:

(i)     any lack of validity or enforceability of any Transaction Document or any agreement or instrument relating thereto;

(ii)     any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Transaction Document, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to any Transaction Party or otherwise;

(iii)     any taking, exchange, release or non-perfection of any Collateral (as defined in the Security Agreement), or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

(iv)     any change, restructuring or termination of the corporate, limited liability company or partnership structure or existence of any Transaction Party; or

(v)     any other circumstance (including any statute of limitations) or any existence of or reliance on any representation by the Collateral Agent that might otherwise constitute a defense available to, or a discharge of, any Transaction Party or any other guarantor or surety.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Collateral Agent or any other Person upon the insolvency, bankruptcy or reorganization of any Transaction Party or otherwise, all as though such payment had not been made.

(b)      This Guaranty is a continuing guaranty and shall (i) remain in full force and effect until (x) the indefeasible repayment in full in cash and/or complete conversion to equity securities of the Company of all indebtedness obligations owed by the Company to the Purchasers under the Debentures (including, without limitation, all principal, interest and attorneys and other fees and expenses related to or under the Debentures) and (y) repayment of all obligations (including without limitation, attorneys and other fees and expenses) under the Security Documents, and (ii) be binding upon each Guarantor and its respective successors and assigns. This Guaranty shall inure to the benefit of and be enforceable by the Collateral Agent and its successors, and permitted pledgees, transferees and assigns. Without limiting the generality of the foregoing sentence, the Collateral Agent or any Purchaser may pledge, assign or otherwise transfer all or any portion of its rights and obligationsunder and subject to the terms of any Transaction Document to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Purchaser herein or otherwise, in each case as provided in the Securities Purchase Agreement or such Transaction Document.

SECTION 4.      Waivers. To the extent permitted by applicable law, each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Collateral Agent exhaust any right or take any action against any Transaction Party or any other Person or any Collateral. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 4 is knowingly made in contemplation of such benefits. The Guarantors hereby waive any right to revoke this Guaranty, and acknowledge that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future. Each Guarantor agrees that there are no conditions to the effectiveness or enforceability of this Guaranty.

SECTION 5.      Subrogation. No Guarantor may exercise any rights that it may now or hereafter acquire against any Transaction Party or any other guarantor that arise from the existence, payment, performance or enforcement of any Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Collateral Agent or any Purchaser against any Transaction Party or any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Transaction Party or any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations (other than inchoate indemnity obligations not yet due and payable) and all other amounts payable under this Guaranty (other than inchoate indemnity obligations not yet due and payable) shall have indefeasibly been paid in full in cash. If any amount shall be paid to a Guarantor in violation of the immediately preceding sentence at any time prior to the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of the Collateral Agent and shall forthwith be paid to the Collateral Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Transaction Document, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (a) any Guarantor shall make payment to the Collateral Agent of all or any part of the Guaranteed Obligations, and (b) all of the Guaranteed Obligations (other than inchoate indemnity obligations not yet due and payable) and all other amounts payable under this Guaranty (other than inchoate indemnity obligations not yet due and payable) shall indefeasibly be paid in full in cash, the Collateral Agent will, at such Guarantor's request and expense, execute and deliver to such Guarantor appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Guarantor.

SECTION 6.      Representations, Warranties and Covenants.

(a)      Each Guarantor hereby represents and warrants as of the date first written above as follows:

(i)    Except as disclosed in the Securities Purchase Agreement, the Guarantor (A) is a corporation, limited liability company or limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization as set forth on the signature pages hereto, (B) has all requisite corporate, limited liability company or limited partnership power and authority to conduct its business as now conducted and as presently contemplated and to execute and deliver this Guaranty and each other Transaction Document to which the Guarantor is a party, and to consummate the transactions contemplated hereby and thereby and (C) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary except where the failure to be so qualified would not result in a Material Adverse Effect.

(ii)     The execution, delivery and performance by the Guarantor of this Guaranty and each other Transaction Document to which the Guarantor is a party (A) have been duly authorized by all necessary corporate, limited liability company or limited partnership action, (B) do not and will not contravene its charter or by-laws, its limited liability company or operating agreement or its certificate of partnership or partnership agreement, as applicable, or any applicable law or any contractual restriction binding on the Guarantor or its properties do not and will not result in or require the creation of any lien (other than pursuant to any Transaction Document) upon or with respect to any of its properties, and (C) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to it or its operations or any of its properties.

(iii)     No authorization or approval or other action by, and no notice to or filing with, any governmental authority is required in connection with the due execution, delivery and performance by the Guarantor of this Guaranty or any of the other Transaction Documents to which the Guarantor is a party (other than expressly provided for in any of the Transaction Documents).

(iv)     Each of this Guaranty and the other Transaction Documents to which the Guarantor is or will be a party, when delivered, will be, a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, suretyship or other similar laws and equitable principles (regardless of whether enforcement is sought in equity or at law).

(v)     Except as disclosed in the Securities Purchase Agreement, there is no pending or, to the best knowledge of the Guarantor, threatened action, suit or proceeding against the Guarantor or to which any of the properties of the Guarantor is subject, before any court or other governmental authority or any arbitrator that (A) if adversely determined, could reasonably be expected to have a Material Adverse Effect or (B) relates to this Guaranty or any of the other Transaction Documents to which the Guarantor is a party or any transaction contemplated hereby or thereby.

(vi)     The Guarantor (A) has read and understands the terms and conditions of the Securities Purchase Agreement and the other Transaction Documents, and (B) now has and will continue to have independent means of obtaining information concerning the affairs, financial condition and business of the Company and the other Transaction Parties, and has no need of, or right to obtain from any Purchaser, any credit or other information concerning the affairs, financial condition or business of the Company or the other Transaction Parties that may come under the control of any Purchaser.

(b)      The Guarantor covenants and agrees that it will comply with each of the covenants (except to the extent applicable only to a public company) which are set forth in Section 4 of the Securities Purchase Agreement as if the Guarantor were a party thereto.

SECTION 7.      Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, Collateral Agent and any Purchaser may, and is hereby authorized to, at any time and from time to time, without notice to the Guarantors (any such notice being expressly waived by each Guarantor) and to the fullest extent permitted by law, set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by Collateral Agent or any Purchaser to or for the credit or the account of any Guarantor against any and all obligations of the Guarantors now or hereafter existing under this Guaranty or any other Transaction Document, irrespective of whether or not Collateral Agent or any Purchaser shall have made any demand under this Guaranty or any other Transaction Document and although such obligations may be contingent or unmatured. Each Purchaser agrees to notify the relevant Guarantor promptly after any such set-off and application made by such Purchaser, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of any Collateral Agent and any Purchaser under this Section 7 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Collateral Agent and such Purchaser may have under this Guaranty or any other Transaction Document in law or otherwise.

SECTION 8.      Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be given in accordance with the Securities Purchase Agreement at the address specified for the Company in the Securities Purchase Agreement, if to any Guarantor and if to the Collateral Agent or any Purchaser, to it at such Person's address specified in the Securities Purchase Agreement; or as to any such Person at such other address as shall be designated by such Person in a written notice to all other parties hereto complying as to delivery with the terms of this Section 8.

SECTION 9.      CONSENT TO JURISDICTION; SERVICE OF PROCESS AND VENUE. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR ANY OTHER TRANSACTION DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH GUARANTOR HEREBY IRREVOCABLY APPOINTS THE SECRETARY OF STATE OF THE STATE OF NEW YORK AS ITS AGENT FOR SERVICE OF PROCESS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING AND FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, AT ITS ADDRESS FOR NOTICES AS SET FORTH ON THE SIGNATURE PAGE HERETO AND TO THE SECRETARY OF STATE OF THE STATE OF NEW YORK, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH GUARANTOR IN ANY OTHER JURISDICTION. ANY GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER TRANSACTION DOCUMENTS.

SECTION 10.      WAIVER OF JURY TRIAL, ETC. EACH GUARANTOR HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM CONCERNING ANY RIGHTS UNDER THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS, OR UNDER ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS, AND AGREES THAT ANY SUCH ACTION, PROCEEDING OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. EACH GUARANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE COLLATERAL AGENT OR ANY PURCHASER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ANY PURCHASER WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS. EACH GUARANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE COLLATERAL AGENT ENTERING INTO THIS AGREEMENT.

SECTION 11.      Taxes.

(a)      All payments made by any Guarantor hereunder or under any other Transaction Document shall be made in accordance with the terms of the respective Transaction Document and shall be made without set-off, counterclaim, deduction or other defense. All such payments shall be made free and clear of and without deduction for any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding taxes imposed on the net income of any Purchaser by the jurisdiction in which such Purchaser is organized or where it has its principal lending office (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, "Taxes"). If any Guarantor shall be required to deduct or to withhold any Taxes from or in respect of any amount payable hereunder or under any other Transaction Document:

(i)     the amount so payable shall be increased to the extent necessary so that after making all required deductions and withholdings (including Taxes on amounts payable to any Purchaser pursuant to this sentence) each Purchaser receives an amount equal to the sum it would have received had no such deduction or withholding been made,

(ii)     such Guarantor shall make such deduction or withholding,

(iii)     such Guarantor shall pay the full amount deducted or withheld to the relevant taxation authority in accordance with applicable law, and

(iv)     as promptly as possible thereafter, such Guarantor shall send the Purchasers an official receipt (or, if an official receipt is not available, such other documentation as shall be satisfactory to the Collateral Agent, as the case may be) showing payment.  In addition, each Guarantor agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any other Transaction Document (collectively, "Other Taxes").

(b)      Each Guarantor hereby indemnifies and agrees to hold the Collateral Agent and each Purchaser (each an "Indemnified Party") harmless from and against Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 11) paid by any Indemnified Party  as a result of any payment made hereunder or from the execution, delivery, registration or enforcement of, or otherwise with respect to, this Agreement or any other Transaction Document, and any liability (including penalties, interest and expenses for nonpayment, late payment or otherwise) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted.  This indemnification shall be paid within 30 days from the date on which the Collateral Agent or such Purchaser makes written demand therefor, which demand shall identify the nature and amount of such Taxes or Other Taxes.

(c)      If any Guarantor fails to perform any of its obligations under this Section 11, such Guarantor shall indemnify the Collateral Agent and each Purchaser for any taxes, interest or penalties that may become payable as a result of any such failure. The obligations of the Guarantors under this Section 11 shall survive the termination of this Guaranty and the payment of the Obligations and all other amounts payable hereunder.

SECTION 12.      Miscellaneous.

(a)      Each Guarantor will make each payment hereunder in lawful money of the United States of America and in immediately available funds to each Purchaser, at such address specified by such Purchaser from time to time by notice to the Guarantors.

(b)      No amendment or waiver of any provision of this Guaranty and no consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by each Guarantor, the Collateral Agent and each Purchaser, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(c)      No failure on the part of Collateral Agent or any Purchaser to exercise, and no delay in exercising, any right hereunder or under any other Transaction Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder or under any Transaction Document preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of the Collateral Agent and the Purchasers provided herein and in the other Transaction Documents are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law. The rights of the Collateral Agent and the Purchasers under any Transaction Document against any party thereto are not conditional or contingent on any attempt by the Collateral Agent or any Purchaser to exercise any of their respective rights under any other Transaction Document against such party or against any other Person.

(d)      Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction or with respect to any Guarantor shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction or with respect to any Guarantor.

(e)      This Guaranty shall (i) be binding on each Guarantor and its respective successors and assigns, and (ii) inure, together with all rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the Purchasers and their respective successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, the Collateral Agent and any Purchaser may assign or otherwise transfer its rights and obligations under the Securities Purchase Agreement or any other Transaction Document to any other Person in accordance with the terms thereof, and such other Person shall thereupon become vested with all of the benefits in respect thereof granted to the Collateral Agent or such Purchaser, as the case may be, herein or otherwise. None of the rights or obligations of any Guarantor hereunder may be assigned or otherwise transferred without the prior written consent of each Purchaser.

(f)      This Guaranty (without limiting the effect of any other Security Document or Transaction Document) reflects the entire understanding of the transaction contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, entered into before the date hereof.

(g)      Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(h)       THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCD WITH THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

(i)      To the extent permitted by applicable law, without limiting any other provision of this Guaranty, each of the Guarantors hereby absolutely, unconditionally and irrevocably forever waives any and all right to assert any defense, set-off, offset, counterclaim, crossclaim or claim of any nature whatsoever with respect to this Guaranty or the Guarantors' obligations hereunder.

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IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed by its respective duly authorized officer, as of the date first above written.

HILCOA CORPORATION

By:_________________________________
Name
Title:
Address:
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CARALOE, INC.

By:_________________________________
Name:
Title:
Address:
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CARNTECH, INC.

By:___________________________________
Name:
Title:
Address:
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CARRINGTON LABORATORIES INTERNATIONAL, INC.

By:_________________________________
Name:
Title:
Address:
Facsimile:

DELSITE BIOTECHNOLOGIES, INC.

By:_________________________________
Name:
Title:
Address:
Facsimile: